UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: October 16, 2017

DATE OF REPORT: October 24, 2017

DATE OF FIRST AMENDMENT: June 15, 2018

DATE OF SECOND AMENDMENT: June 25, 2018

CORIX BIOSCIENCE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

16772 West Bell Road, Suite 110-471 in Surprise, Arizona 85374	18662 MacAurther Boulevard, Suite 200 in Irvine, California 92612	34225 N. 27th Drive, Building 5, Suite 238 in Phoenix, Arizona 85085
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ADDRESS OF FORMER PRINCIPAL EXECUTIVE OFFICES)	(ADDRESS OF FORMER PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On June 15, 2018, Corix Bioscience, Inc., a Wyoming corporation (the “Company”) filed an Amended Current Report on Form 8-K/A to disclose the sale of Pharmaceutical Development Company (Pty), Ltd., and the terms of the sale. As of the filing of the June 15, 2018 Form 8-K/A, the sale of Pharmaceutical Development Company (Pty), Ltd., had not closed, as the Company was awaiting the transfer of additional consideration.

On June 19, 2018, the Company received confirmation that it had been issued 11,400,000 shares of common stock in Kaneh Bosm Biotechnology, Inc., (trading symbol CSE:KBB, referred to herein as “KBB”) which constituted the remainder of the consideration for the sale of Pharmaceutical Development Company (Pty), Ltd. The Company files this Second Amended to Form 8-K to disclose the closing of the sale of Pharmaceutical Development Company (Pty), Ltd.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Acquisition of Pharmaceutical Development Company (Pty), Ltd.

On November 6, 2017, Corix Bioscience, Inc., a Wyoming corporation (the “Company”), and David Lamont Manaway and Juhuru Holdings, Ltd. (collectively, the “Selling Shareholders”), closed on their Agreement for Sale of Shares of Pharmaceutical Development Company (Pty), Ltd., a company incorporated under the laws of the Kingdom of Lesotho (“PDC”). The transaction had been approved by the Board of Directors on October 30, 2017. In consideration for the issuance of 1,300,000 shares of restricted common stock in the Company and $200,000, the Company acquired 1,000 shares of common stock from the Selling Shareholders resulting in PDC being a wholly-owned subsidiary of the Company. The shares were issued to the Selling Shareholders, or their designees under the Agreement for Sale of Shares, as follows: (a) Sentinelle Global Investments (Pty) Ltd. (544,380 shares), (b) David Lamont Manaway (294,728 shares), (c) Clifford Elphick (263,250 shares) and (d) Maria Elisabeth Findt (197,642 shares).

There is no material relationship between the Company, and PDC or the Selling Shareholders, or their respective designees. Our Chairman of the Board – Michael Ogburn, shall be the registered director of PDC in the Lesotho; however, pursuant to the Company’s Bylaws, the Board of Directors shall make any and all business decisions associated with PDC. The reader is directed to the exhibits for the executed version of the Agreement for Sale of Shares.

Consulting Agreement (Cheelegal (Pty) Ltd.)

On November 1, 2017, the Company entered into a Consulting Agreement with Cheelegal (Pty), Ltd., a South African corporation (“Cheelegal”) to advise it on the above-referenced transaction with the Selling Shareholders and PDC, and on other potentially similar opportunities. The term of the Consulting Agreement is for six months. Cheelegal is to be issued 700,000 shares of restricted common stock in the Company by or before November 16, 2017. The Company anticipates that these shares will be timely issued. If not, the Company will amend this disclosure on Form 8-K accordingly. There is no material relationship between the Company and Cheelegal, or their respective control persons. The reader is directed to the exhibits for the executed version of the Agreement.

Consulting Agreement (Firm Trench Capital (Pty), Ltd.)

On October 31, 2017, the Company entered into a Consulting Agreement with Firm Trench Capital (Pty), Ltd., a company incorporated in South Africa doing business in Rivonia, Sandton (“Firm Trench”). Similar to Cheelegal, Firm Trench provided general business advisory services on the above-referenced transaction with the Selling Shareholders and PDC, and on other potentially similar opportunities. The term of the Consulting Agreement is for six months. Firm Trench was issued 700,000 shares of restricted common stock in the Company on November 17, 2017. There is no material relationship between the Company and Firm Trench, or their respective control persons. The reader is directed to the exhibits for the executed version of the Agreement.

Consulting Agreement (Hermosa Capital Management, Inc.)

On October 31, 2017, the Company entered into a Consulting Agreement with Hermosa Capital Management, Inc., a California corporation (“Hermosa”) for Hermosa to provide general business advisory services outside of the facilitation of the sale of securities, i.e. general business advisory services, due diligence services and merger research. The term of the Consulting Agreement is for six months commencing on November 1, 2017. Hermosa was issued 700,000 shares of restricted common stock in the Company on November 7, 2017. There is no material relationship between the Company and Hermosa, or their respective control persons. The reader is directed to the exhibits for the executed version of the Agreement.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 23, 2018, the Company entered into a Share Purchase Agreement with 2635835 Ontario, Inc., an Ontario corporation (“Ontario”), for the sale of PDC. Pursuant to the Share Purchase Agreement, the Company sold its entire holdings in PDC, or one hundred percent (100%) of PDC’s issued and outstanding stock to Ontario. The purchase price under the Share Purchase Agreement is $7,000,000 CAD (Canadian dollars). Payment of the purchase price is being made as follows: $1,300,000 in cash (CAD) and $5,700,000 in public shares of KBB. The cash component of the closing was completed on June 5, 2018.

On June 12, 2018, the Company received 11,400,000 shares of KBB common stock (the “KBB Stock”), which constituted stock valued at $5,700,000. The Company did not receive confirmation of the shares being registered in the Company’s name until June 19, 2018. The Share Purchase Agreement called for the KBB Stock to be free trading, i.e. registered with the appropriate United States or Canadian securities agencies. However, due to timing issues, the KBB Stock has been issued as restricted until registration or exemption under the applicable rules and regulations of Canadian provincial law, and consistent with the rules and regulations of the Canadian Stock Exchange. The Company is currently negotiating with agents of KBB to register the KBB Stock. Absent registration, KBB has advised the Board of Directors for the Company that the KBB Stock will be free-trading under a six-month exemption on December 12, 2018 since the issuance was made in reliance on Regulation S under the applicable provincial law. The Company considers the sale of PDC finalized and closed as of June 19, 2018.

There were no known material relationships between the Company and Ontario prior to the execution of the Share Purchase Agreement. A copy of the Share Purchase Agreement is attached hereto as an exhibit.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

The Company issued a press release regarding the acquisition of PDC on November 7, 2017.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document
10.6	Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Corix Bioscience, Inc.

By:  /s/ Brian Werner

Name:  Brian Werner

Title: Director

By:  /s/ Ken Hedrick

Name:  Ken Hedrick

Title: Director

Dated: June 25, 2018